SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 15, 1997

                      LEHMAN HOME EQUITY LOAN TRUST 1996-1
(Exact name of registrant as specified in its charter)


          New York                   333-01451                     36-7142775
(State or Other Jurisdiction  (Commission File              (I.R.S. Employer
 of Incorporation)                    Number)   Identification No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL                                     60670-0126
(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code:                312/407-1902

Item 5.        Other Events

   On behalf of Lehman Home Equity Loan Trust 1996-1, a Trust created pursuant to the Pooling Agreement, dated December 29, 1995, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated December 15, 1997.The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due February 15, 2027.

               A.      Monthly Report Information:
                       Aggregate distribution information for the current distribution date December 15, 1997.

                       Principal         Interest       Ending Balance

        Cede & Co.   $2,110,756.32     $509,288.64     $108,171,294.33

               B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

               C.      Have any deficiencies occurred?  NO.
                              Date:
                              Amount:

               D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
                              Amount:

               E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

               F.      Item 1:  Legal Proceedings:  NONE

               G.      Item 2:  Changes in Securities:  NONE

               H.      Item 4:  Submission of Matters to a Vote of Security
                       Holders:  NONE

               I. Item 5: Other Information - Items 1, 2, 4, 5 if applicable: NOT APPLICABLE



Item 7.   Monthly Statements and Exhibits

          Exhibit No.
     1.   Monthly Statement to Certificateholders dated December 15, 1997


              Statement to Certificateholders (Page 1 of 2)


              Distribution Date:                                     11/17/97
12/15/97

                     INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

              A.     INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS



                     Investor Certificate Interest Distributed
4.159268      3.483745
                     Investor Certificate Interest Shortfall Distributed
              0.000000      0.000000
                     Remaining Unpaid Investor Certificate Interest Shortfall
                     0.000000      0.000000

                     Managed Amortization Period ? (Yes=1; No=0)
              1      1
                     Investors Certificate Principal Distributed
       17.945715     14.438445
                       Principal Distribution Amount
17.623610     14.179699
                          Maximum Principal Payment
31.375821     27.754324
                          Alternative Principal Payment
17.623610     14.179699
                          Principal Collections less Additional Balances
              17.623610     14.179699
                       Investor Loss Amount Distributed to Investors
              0.322105      0.258746
                       Accelerated Principal Distribution Amount
       0.000000      0.000000
                       Credit Enhancement Draw Amount
0.00   0.00

                     Total Amount Distributed to Certificateholders (P & I)
                     22.104983     17.922190

              B.     INVESTOR CERTIFICATE PRINCIPAL BALANCE


                     Beginning Investor Certificate Balance
"112,905,534.72 "    "110,282,050.66 "
                     Ending Investor Certificate Balance
"110,282,050.66 "    "108,171,294.33 "
                     Beginning Invested Amount
"113,651,405.06 "    "111,027,921.00 "
                     Ending Invested Amount
"111,027,921.00 "    "108,917,164.68 "
             Investor Certificateholder Floating Allocation Percentage
                     93.9338%      93.8018%
                     Pool Factor                       0.7543748     0.7399363
                     Liquidation Loss Amount for Liquidated Loans
              "50,129.44 "  "40,325.55 "
                     Unreimbursed Liquidation Loss Amount
       0.00   0.00

            Additional Servicing Fee                              #REF!
#REF!
              C.     POOL INFORMATION

                     Beginning Pool Balance
"120,990,898.46 "    "118,364,373.47 "
                     Ending Pool Balance
"118,364,373.47 "    "116,251,117.69 "
                     Servicer Removals form the Trust (Section 2.06)
              0.00   0.00
                     Servicing Fee                                "50,412.87 "
"49,318.49 "

              D.     INVESTOR CERTIFICATE RATE


                   Investor Certificate Rate                    5.875000%
5.937500%
                     LIBOR Rate                                 5.625000%
5.687500%
                     Maximum Rate                               9.779123%
9.775178%

              E.     DELINQUENCY & REO STATUS


                     Delinquent 30-59 days
                         No. of Accounts                             23     18
                        Trust Balances                           "708,164.89 "
"870,897.35 "
                     Delinquent 60-89 days
                         No. of Accounts                             5      5
                        Trust Balances                           "422,355.99 "
"275,397.88 "
                     Delinquent 90+ days
                         No. of Accounts                             19     19
                        Trust Balances                           "663,490.74 "
"687,153.32 "
                     Delinquent 9+ Months
                         No. of Accounts                             13     13
                        Trust Balances                               "761,119 "
"770,569 "
                     REO
                         No. of Accounts                             1      4
                        Trust Balances                           "323,102.43 "
"382,345.38 "


              Statement to Certificateholders (Page 2 of 2)


              Distribution Date:                                     11/17/97
12/15/97

                     "IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"
                     "this 09th day of  December, 1997"



                            Countrywide Home Loans Formerly Known as Countrywide
Funding Corporation
                            as Servicer

                            _______________________________________


                           Sam Ilagan
                           Vice-President



Distribution List:

"Director, IPM - FSA"              Lupe Montero - Countrywide Home Loans
Barbara Grosse - First National Bank of Chicago Richard Marron - Countrywide H Loans Gail Brennan-Standard & Poor's Corp. Dave Walker - Countrywide Home Loan Paul Marsilio - Lehman Brothers Richard Pohl - Countrywide Home Loans Margarette Carrette - Moody's Investors Service Jose Baltasar-Countrywide Home
Loans         Dianne Barrella - Countrywide Home Loans


                               SIGNITURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     LEHMAN HOME EQUITY LOAN TRUST 1996-1



                                     By  _______________________________________
                                       Name:          Barbara Grosse
                                       Title:         Assistant Vice President

Dated: December 31, 1997